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                                                                    Exhibit 10.2

                                 FIRST AMENDMENT

     FIRST AMENDMENT, dated as of November 27, 2006 (this "Amendment"), to the CREDIT AGREEMENT, dated as of June 13, 2006 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among VISTEON CORPORATION (the "Company"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), CITICORP USA, INC., as syndication agent (in such capacity, the "Syndication Agent"), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the "Administrative Agent"), and J.P. MORGAN SECURITIES INC. and CITIGROUP GLOBAL MARKETS INC., as joint lead arrangers and joint bookrunners (in such capacities, the "Joint Lead Arrangers"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                                   WITNESSETH:

     WHEREAS, the Company, the Lenders, the Administrative Agent, the Syndication Agent and the Joint Lead Arrangers are parties to the Credit Agreement;

     WHEREAS, the Company has requested that the Lenders amend certain provisions of the Credit Agreement in the manner provided for herein;

     WHEREAS, the Lenders have consented to the requested amendments but only on the terms and conditions contained herein;

     NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

     SECTION 1. AMENDMENT TO SECTION 2.17 (ADDITIONAL TERM LOANS). Section 2.17 of the Credit Agreement is hereby amended by (a) deleting the reference to "$100,000,000" and inserting in lieu thereof "$200,000,000," (b) adding the reference "9.6" after the word "Section" in the proviso of the second sentence thereof and (c) adding the following proviso at the end of the first sentence thereof: "provided that in connection with the Incremental Term Loan Amendment such certificate (a) shall not include a certification with respect to the last sentence of the representation in Section 3.1(b) and (b) shall include a certification with respect to the representation in Section 3.2 which representation for purposes of such certificate shall refer to "September 30, 2006" instead of "December 31, 2005."

     SECTION 2. AMENDMENT TO SECTION 1.1 (DEFINITIONS). (a) The defined term "Foreign Stock Holding Company" in Section 1.1 of the Credit Agreement is hereby amended by adding the following after the words "any Domestic Subsidiary": "or any Foreign Subsidiary (it being understood that such Foreign Subsidiary shall be considered a Domestic Subsidiary for purposes of the Guarantee and Collateral Agreement and Sections 5.9 and 5.10 of this Agreement)".

     (b) The defined term "Foreign Stock Holding Company" is hereby further amended by adding the following sentence at the end thereof: "It is understood and agreed that

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Foreign Stock Holding Companies shall not be Excluded Foreign Subsidiaries for purposes of this Agreement."

     SECTION 3. AMENDMENTS TO SECTION 6. Section 6 of the Credit Agreement is hereby amended as follows:

     (a) The following is hereby inserted at the end of Section 6.1 of the Credit Agreement: "(dd) intercompany notes issued by a Foreign Subsidiary in connection with Permitted Restructuring Transactions so long as (i) if the Permitted Restructuring Transaction involves a transfer by a Loan Party, such intercompany note shall be pledged as Collateral pursuant to the Security Documents and (ii) such note is not issued in respect of any Indebtedness for borrowed money payable in cash."

     (b) The following is hereby inserted at the end of Section 6.7: "(aa) intercompany Investments made pursuant to a Permitted Restructuring Transaction to the extent permitted under Section 6.1(dd)."

     (c) The following is hereby added at the end of clause (a)(i) in Section 6.15: "and Investments permitted by Section 6.7(aa)".

     (d) The following is hereby added at the end of clause (b) in Section 6.15:
"(other than Indebtedness permitted by Section 6.1(dd)."

     SECTION 4. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective on the date (the "First Amendment Effective Date") on which the following conditions precedent shall have been satisfied (or waived):

     (a) First Amendment to Credit Agreement. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by the Company and the Required Lenders and acknowledged by each of the other Loan Parties.

     (b) Fees. All expenses required to be paid to the Administrative Agent on or before the First Amendment Effective Date for which invoices have been presented shall have been paid.

     SECTION 5. REPRESENTATIONS AND WARRANTIES.

     (a) No Default. No Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date or after giving effect to the transactions contemplated herein.

     (b) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the First Amendment Effective Date (after giving effect hereto) as if made on and as of such date (other than representations and warranties which relate to an earlier date (in which case such representations and warranties shall be true and accurate in all material respects on and as of such earlier date); provided, however, that for purposes of this


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Amendment (i) the representation made in the last sentence of Section 3.1(b)
shall not be made as of the date hereof and (ii) the representation made in
Section 3.2 shall refer to "September 30, 2006" instead of "December 31, 2005."

     SECTION 6. PAYMENT OF EXPENSES. Subject to Section 9.5 of the Credit Agreement, the Company agrees to pay or reimburse the Administrative Agent for all of its reasonable documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable documented fees and disbursements of one counsel to the Administrative Agent.

     SECTION 7. CONTINUING EFFECT OF THE CREDIT AGREEMENT. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the Loan Parties that would require an amendment, waiver or consent of the Lenders or Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. Any reference to the "Agreement" in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

     SECTION 8. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or PDF delivered by electronic mail), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     SECTION 9. SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 10. INTEGRATION. This Amendment and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

     SECTION 11. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     SECTION 12. INTERCREDITOR AGREEMENT. Each of the parties hereto consents to the amendment of the Intercreditor Agreement to conform the definition of "Foreign Stock Holding Company" in the Intercreditor Agreement as such definition is amended hereby.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        VISTEON CORPORATION


                                        By: /s/ Brian P. Casey
                                            ------------------------------------
                                        Name: Brian P. Casey
                                        Title: Treasurer


                                        JPMORGAN CHASE BANK, N.A. as
                                        Administrative Agent


                                        By: /s/ Robert Kellas
                                            ------------------------------------
                                        Name: Robert Kellas
                                        Title: Vice President


                                        CITICORP USA, INC., as Syndication Agent


                                        By: /s/ Jeffrey Nitz
                                            ------------------------------------
                                        Name: Jeffrey Nitz
                                        Title: Director


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